Exhibit 10.18

[CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED
AND FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN
REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.]

FIRST AMENDMENT
TO THE
MARKETING
AND
ADMINISTRATIVE SERVICES AGREEMENT

THIS FIRST AMENDMENT TO MARKETING AND ADMINISTRATIVE SERVICES AGREEMENT, hereinafter referred to as the “First Amendment,” is effective on this 1st day of April, 2002, by and between GRAD PARTNERS, INC., a Delaware corporation, hereinafter referred to as “Grad Partners,” having its principal place of business at 12760 High Bluff Drive, Suite 210, San Diego, California 92130, and RELIANT PARTNERS LLC, a California limited liability company, hereinafter referred to as “Marketer,” having its business address as 3344 Industrial Court, Suite 3, San Diego California 92121.
RECITALS

WHEREAS, Grad Partners and Marketer desire to amend the Marketing and Administrative Services Agreement between the parties, dated December 1, 2001, hereinafter referred to as the “Marketing Agreement,” to the Marketing Fee for Completed Applications generated by Marketer as a result of the marketing and administrative services performed by Marketer under the terms of the Marketing Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually agree as follows:

AGREEMENT
1.    MARKETING FEE.

1.1    Marketing Fee. Beginning on the effective date of this Amendment, the amount of the Marketing Fee set forth in Exhibit 2.1 attached to the Marketing Agreement shall be [**].

** CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

2.    MARKETING AGREEMENT.

2.1    Except as amended by this First Amendment to the Marketing Agreement, the terms and conditions of the Marketing Agreement shall remain in full force and effect between Grad Partners and Marketer and are incorporated herein by this reference.

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{SIGNATURE PAGE FOLLOWS}

IN WITNESS THEREOF, the parties have executed this First Amendment to the Marketing and Administrative Services Agreement effective on the date first set forth above.

Grad Partners:	Marketer:

GRAD PARTNERS, INC. a Delaware corporation	RELIANT PARTNERS LLC a California limited liability company

By: /s/ John T. Weir	By: /s/ Donald A. Firm
JOHN T. WEIR Senior Vice President/Direct Marketing	DONALD A. FIRM Manager and Member

By: /s/ Jason W. Kinkaid
JASON W. KINCAID Manager and Member

By: /s/ David G. Spurgin
DAVID G. SPURGIN Manager and Member

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